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                                                                   Exhibit 10.4


                     FORM OF RESTRICTIVE COVENANT AGREEMENT

         This Restrictive Covenant Agreement ("AGREEMENT") is entered into as of June __, 1998, among CyberGuard Corporation, a Florida corporation ("CYBERGUARD"), ARCA Systems, Inc., a California corporation ("ARCA"), and _______________________________ ("SELLING SHAREHOLDER").

                             PRELIMINARY STATEMENTS

         Each of the parties hereto is a party to an Agreement and Plan of Merger ("AGREEMENT AND PLAN OF MERGER"), dated as of May 29, 1998, pursuant to which, among other things, CyberGuard acquired ARCA simultaneously with the execution of this Agreement.

         Selling Shareholder was a principal shareholder and key employee, officer and director of ARCA prior to CyberGuard's acquisition of ARCA, and was critical to the growth and success of ARCA prior to such acquisition.

         It was a material inducement for CyberGuard's entering into the Agreement and Plan of Merger that Selling Shareholder agree to enter into this Agreement, and CyberGuard would not have entered into the Agreement and Plan of Merger but for the Selling Shareholder's agreement to enter into this Agreement.

         Selling Shareholder recognizes that in order to assure CyberGuard and ARCA that CyberGuard will retain the value of ARCA as a "going concern," it is necessary that Selling Shareholder undertakes not to utilize his special knowledge of the business of ARCA and his relationship with customers and suppliers of ARCA to compete with CyberGuard or ARCA or their respective subsidiaries with respect to such business; and Selling Shareholder acknowledges that each and every one of the restrictions set forth herein are reasonable.

         Selling Shareholder acknowledges that he received substantial consideration in connection with such merger, that he voted in favor of such merger, and that he agreed to enter into this Agreement of his own free will in furtherance of obtaining such consideration.

         Selling Shareholder acknowledges and agrees that each and every one of his obligations under this agreement are unconditional and absolute.

                                    AGREEMENT

         In consideration of the foregoing preliminary statements and the respective covenants, representations and warrants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties agree as set forth below.

         1. PRELIMINARY STATEMENTS. The preliminary statements set forth above are true and correct and are incorporated herein by reference.

         2. RESTRICTIVE COVENANTS.

            2.1 NONCOMPETITION. Selling Shareholder hereby agrees that he shall, throughout the Covenant Period (as defined below) and throughout the Geographic Area (as defined below), refrain from, directly or indirectly, owning, managing, operating, controlling or financing, or participating in the ownership, management, operation, control or financing of, or being connected with or having any



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interest in, or otherwise taking any part as a shareholder, director, officer, employee, consultant, independent contractor, partner or otherwise in, any business competitive with that engaged in by ARCA as of the effective time of the merger contemplated by the Agreement and Plan of Merger ("EFFECTIVE TIME"), including, but not limited to, information security consulting services; provided, however, that the foregoing shall not apply solely to the ownership of not more than two percent (2%) of the outstanding stock of any company listed by a national securities exchange or an over-the-counter stock listed by the National Association of Securities Dealers. For the purposes of this Agreement, "COVENANT PERIOD" means the two-year period beginning on the Effective Time, and "GEOGRAPHIC AREA" means the United States and each other country in which ARCA has done business on or prior to the Effective Time.

            2.2 CONFIDENTIAL INFORMATION. Selling Shareholder agrees not to disclose, directly or indirectly, to any person or entity, or use or cause or authorize any person or entity to use any confidential information (collectively, "Disclose") relating to ARCA, CyberGuard or any of their respective subsidiaries or any information concerning financial condition, results of operations, customers, suppliers, services, inventions, sources, leads or methods of obtaining new products, services or business, intangible property or methods of operating their businesses or any other information relating to ARCA, CyberGuard or any of their respective subsidiaries which he knows or should know is regarded as confidential and valuable by CyberGuard or ARCA (whether or not any of the foregoing information is actually novel or unique or is actually known by others, collectively the "Confidential Information"); provided, however, that this Agreement shall not restrict the disclosure of confidential information (i) to any governmental entity to the extent required by law, (ii) which is publicly known and available through no wrongful act of a Selling Shareholder or any other shareholder of ARCA immediately prior to the Effective Time or any of their respective affiliates, or (iii) which becomes available to the Selling Shareholder on a non-confidential basis from a source other than a party to this Agreement, provided such source is not known to be in violation of a confidentiality agreement. With respect to ARCA, the Selling Shareholder agrees not to Disclose Confidential Information at any time subsequent to the Effective Time; with respect to CyberGuard, the Selling Shareholder agrees not to Disclose Confidential Information during the Covenant Period.

            2.3 SOLICITATION OF BUSINESS. During the Covenant Period, Selling Shareholder agrees that he will not, directly or indirectly, at any time knowingly solicit or cause or authorize directly or indirectly to be solicited, or accept or cause or authorize directly or indirectly to be accepted, for or on behalf of himself or other persons or entities, any business competitive to the business of CyberGuard, ARCA or any of their respective subsidiaries from persons or entities who are or were customers or potential customers of ARCA, CyberGuard, or any of their respective subsidiaries at any time prior to the Effective Time or at any time during the Covenant Period.

            2.4 SOLICITATION OF PERSONNEL. During the Covenant Period, Selling Shareholder agrees that he will not, directly or indirectly, at any time knowingly solicit or cause or authorize directly or indirectly to be solicited for employment or employ or cause or authorize, directly or indirectly, to be employed or engaged as an employee, independent contractor or sales agent, for or on behalf of himself or any other person or entity, any person or entity who was an employee, independent contractor or sales agent of ARCA, CyberGuard or any of their respective subsidiaries at any time prior to the Effective Time or at any time during the Covenant Period.

            2.5 USE OF SYMBOLS. Selling Shareholder agrees not to at any time after the Effective Time, directly or indirectly, use or authorize any person or entity to use any name, mark, logo or other identifying words or images (collectively, "SYMBOLS") which are similar to those used by ARCA at any time prior to the date hereof or at any time during the Covenant Period in connection with any business product or service, whether or not competitive with any business then being carried on by ARCA or any product or service then being sold or provided by ARCA.




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            2.6 INJUNCTIVE RELIEF. Selling Shareholder acknowledges that it would be very difficult or impossible to measure the damages resulting from the breach of any provision of this Agreement. Selling Shareholder further acknowledges that the restrictions herein are reasonable and reasonably necessary for the protection of the legitimate business interests and goodwill of ARCA and CyberGuard, and that a violation by Selling Shareholder of any such covenant will cause irreparable damage to ARCA and CyberGuard. Therefore, Selling Shareholder hereby agrees that any breach or threatened breach by him of any provision of this Agreement shall entitle ARCA and CyberGuard, in addition to any other legal remedies available to them, to a temporary and permanent injunction or any other appropriate decree of specific performance (without any bond or security being required) in order to enjoin such breach or threatened breach. It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular subparagraph or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall not be deemed null and void and shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this Agreement in that particular jurisdiction in which such adjudication is made. In the event any provisions of this Agreement relating to the time period, scope of activities or areas of restrictions shall be declared by a court of competent jurisdiction to exceed the maximum time period, scope of activities or area such court deems reasonable and enforceable, the time period, scope of activities or areas of restrictions shall thereafter be deemed the maximum which such court deems reasonable and enforceable.

            2.7 TOLLING. In the event of a knowing breach or violation by Selling Shareholder of any of the provisions of this Agreement, the running of the Covenant Period set forth in this Agreement (but not of the Selling Shareholder's obligations under this Agreement) shall be tolled during the continuance of any actual breach or violation; provided, however, in any event such tolling shall not extend the Covenant Period beyond four years from the date of this Agreement.

            2.8 SURVIVAL; TERMINATION. This Agreement shall survive the execution and delivery of this Agreement. In the event after a Change in Control (as defined in the employment agreement by and between the Selling Shareholder and ARCA (the "Employment Agreement")), the Selling Shareholder is terminated without "Cause" (as such term is defined in the Employment Agreement) by ARCA or terminates his employment with ARCA for "Good Reason" (as such term is defined in the first and second clause of Section 6(a) of the Employment Agreement), then this Agreement and all of Selling Shareholder's obligations hereunder shall terminate.

         3. NOTICES. Any notice or other communication under this Agreement shall be in writing and shall be delivered personally or sent by registered mail, return receipt requested, postage prepaid, or sent by prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or: (A) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or (B) in the case of registered U.S. mail, five days after deposit in the U.S. mail.

         4. ENTIRE AGREEMENT; OBLIGATIONS UNCONDITIONAL. This Agreement and each document and agreement executed by the parties in connection with the transactions contemplated in connection herewith contains every obligation and understanding among the parties relating to the subject matter hereof and merges all prior discussions, negotiations and agreements, if any, among them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein. Selling Shareholder acknowledges that each and every one of his obligations under this Agreement are unconditional and absolute, shall not be terminable for any reason whatsoever and shall not be subject any counterclaim, defense, cross claim or similar item of any nature whatsoever, including, but not limited to, claims of offset, breach of contract or any action in tort or otherwise.




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         5. ASSIGNMENT. This Agreement may not be assigned by any party without the written consent of the other party hereto. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, and permitted assigns.

         6. WAIVER AND AMENDMENT. Any representation, warranty, covenant, term or condition in this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time; PROVIDED, HOWEVER, that no such amendment or waiver shall be effective unless in writing. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

         7. NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         8. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

         9. HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

         10. COUNTERPARTS; CONSTRUCTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any telecopied counterpart of a manually executed original shall be deemed a manually executed original. This Agreement shall be construed and interpreted without reference to any rule or presumption that it be construed or interpreted against the party causing it to be drafted. Each particular clause and section of this Agreement shall have its own independent legal significance and shall not be limited by any other clause or provision hereof.

         11. LITIGATION; PREVAILING PARTY. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

         12. GOVERNING LAW. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

         13. INDEPENDENT COUNSEL. Selling Shareholder acknowledges that he has been advised that he should be represented by his own independent legal counsel in connection with the negotiation and execution of this Agreement, and that he understands and recognizes the meaning of this Agreement and each of the provisions hereof.

         14. CERTAIN INTERPRETATIONS. The Selling Shareholders hereto acknowledge that each has entered into an Employment Agreement by which each has agreed, among other things, (1) to be employed by ARCA, (2) to be a consultant for a period of time upon termination of the Selling




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Shareholder's employment with ARCA, (3) not to compete with ARCA or CyberGuard during the period of their employment and consultancy, and (4) not to solicit employees and customers of ARCA, CyberGuard or their affiliates, subsidiaries or predecessors in interest during their employment and for one year after termination of the Employment Agreement. The Selling Shareholders acknowledge that a further consideration for the sale of the business of ARCA and its goodwill is the entering into by the Selling Shareholder of the Employment Agreement and the consulting arrangement (and related restrictions) described in Paragraph 16 of the Employment Agreement.

         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.



                                       CYBERGUARD CORPORATION

                                       By:
                                           ------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address:
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                                       ARCA SYSTEMS, INC.

                                       By:
                                           ------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address:
                                               --------------------------------



                                       ----------------------------------------


                                       Address:
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